EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Monmouth Real Estate Investment Corporation (the "Company")on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eugene W. Landy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. S 1350, as adoptedpursuant to S 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The financial information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



	/s/  Eugene W. Landy


	Eugene W. Landy
	Chief Executive Officer
	August 2, 2002